UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

December 6, 2024
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation or organization)		Commission File Number:						(I.R.S. Employer Identification No.)

1812 N. Moore Street	,	Suite 1705	,	Arlington	,	Virginia	,	22209
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 - Entry Into a Material Definitive Agreement.

Amendment No. 3 to Credit Agreement

On December 6, 2024 (the “Closing Date”), Evolent Health, Inc. (the “Company”) and EVH LLC entered into Amendment No. 3 (“Amendment No. 3”) to the Credit Agreement, dated as of August 1, 2022, by and between the Lenders party thereto, EVH LLC, as the Administrative Borrower, the other borrowers party thereto, the Company, as the Parent, each other Guarantor party thereto, Ares Capital Corporation (“Ares”), as Administrative Agent, and ACF Finco I LP, as Collateral Agent and Revolving Agent (as amended by that certain Amendment No. 1 dated as of January 20, 2023 and that certain Amendment No. 2 dated as of December 5, 2023, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by Amendment No. 3, the “Credit Agreement”) that provided new secured debt financing in the form of (i) additional commitments under EVH LLC’s existing asset-based revolving credit facility in an aggregate principal amount equal to $50.0 million (the “Priority ABL Incremental Facility”), (ii) a new delayed draw term loan facility in an aggregate principal amount equal to $125.0 million (the “2024-A Delayed Draw Term Loan Facility”), and (iii) a new delayed draw term loan facility in an aggregate principal amount equal to $75.0 million (the “2024-B Delayed Draw Term Loan Facility” and together with the Priority ABL Incremental Facility and the 2024-A Delayed Draw Term Loan Facility, the “Committed Facilities”), and effected certain amendments to the Existing Credit Agreement.

All loans under the Credit Agreement (including loans under the Committed Facilities and loans outstanding under the Existing Credit Agreement) (collectively, the “Loans”) will mature on the date that is the earliest of (a) the fifth anniversary of the Closing Date, (b) the date on which the commitments are voluntarily terminated pursuant to the terms of the Credit Agreement, (c) the date on which all amounts outstanding under the Credit Agreement have been declared or have automatically become due and payable under the terms of the Credit Agreement, (d) the date that is one hundred eighty (180) days prior to the maturity date of the Company’s Convertible Senior Notes due 2029 and (e) the date that is ninety-one (91) days prior to the maturity date of any other Junior Debt (as defined in the Existing Credit Agreement) unless certain liquidity conditions are satisfied.

The interest rate for all Loans will be calculated, at the option of the borrowers, (a) in the case of the Priority ABL Incremental Facility, at either the adjusted term SOFR rate plus 4.00%, or the base rate plus 3.00% and (b) in the case of both the 2024-A Delayed Draw Term Loan Facility and the 2024-B Delayed Draw Term Loan Facility, at either the adjusted term SOFR rate plus 5.50% or the base rate plus 4.50%, subject to step downs based on a total secured leverage ratio. EVH LLC paid closing fees equal to 1.00% of the aggregate commitments provided in respect of the Committed Facilities on the date the Debt Commitment Letter was executed. In addition, EVH LLC paid upfront fees equal to 1.00% of the aggregate commitments of the Priority ABL Incremental Facility on the date hereof and will pay upfront fees equal to 2.00% of the of the aggregate principal amount of the loans under the 2024-A Delayed Draw Term Loan Facility and the 2024-B Delayed Draw Term Loan Facility actually funded on the date funded, provided such 2.00% fees will be reduced to 1.00% if the 2024-A Delayed Draw Term Loan Facility is fully funded.

Amounts outstanding under the Credit Agreement may be prepaid at the option of the Borrower subject to applicable premiums and a call protection premium payable on the amount prepaid in certain instances as follows: (1) 2.00% of the principal amount so prepaid after the Closing Date but prior to the first anniversary of the Closing Date; (2) 1.00% of the principal amount so prepaid after the first anniversary of the Closing Date but prior to the second anniversary of the Closing Date; and (3) 0.00% of the principal amount so prepaid on or after the second anniversary of the Closing Date.

The Credit Agreement provides that in order to borrow under the 2024-A Delayed Draw Term Loan Facility or the 2024-B Delayed Draw Term Loan Facility, the total secured leverage ratio must be less than or equal to 2.00:1.00 immediately after giving effect to a borrowing under either the 2024-A Delayed Draw Term Loan Facility or the 2024-B Delayed Draw Term Loan Facility on a pro forma basis as of the last day of the most recently ended test period.

Loans under the Committed Facilities are subject to the same security and guarantee arrangements and affirmative and negative covenants, mandatory prepayment provisions and events of default as loans outstanding under the Existing Credit Agreement, in each case, subject to certain modifications agreed by the parties.

The foregoing description of Amendment No. 3 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 2.03 - Creation of a Direct Financial Obligation.

The description of Amendment No. 3 in Item 1.01 of this Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1
Amendment No. 3, dated as of December 6, 2024, to the Credit Agreement, dated as of August 1, 2022, and amended on January 20, 2023 and December 5, 2023, by the Lenders party thereto, Evolent Heath, LLC, as the Administrative Borrower, the other borrowers party thereto, the Company, as the Parent, each other Guarantor party thereto, Ares Capital Corporation, as Administrative Agent, and ACT Finco I LP, as Collateral Agent and Revolving Agent.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2024

EVOLENT HEALTH, INC.

By:	/s/ Jonathan Weinberg
Name:	Jonathan Weinberg
Title:	General Counsel and Secretary